SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Greenway Plaza, Suite 2700

Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 14, 2007, Pogo Producing Company, a Delaware corporation (the “Company”), completed the sale of all of the issued and outstanding shares of Northrock Resources Ltd, a Canadian company and a wholly-owned subsidiary of the Company (“Northrock”) for a total purchase price of U.S. $2 billion.  The sale of the shares of Northrock effected the disposition of all of the Company’s Canadian operations.

Under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company classifies assets to be disposed of as held for sale or, if appropriate, discontinued operations when they have received appropriate approvals by the Company’s management or Board of Directors and when they meet other criteria.  As of June 30, 2007, the Company was in the process of completing the sale of Northrock and accordingly classified those operations as discontinued operations for all periods presented in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (“June 2007 Quarterly Report”).

In accordance with requirements of the Securities and Exchange Commission (the “SEC”), the Company has recast information presented in the following items in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 1, 2007 (the “2006 Annual Report”) to conform to the presentation of the Company’s Canadian operations as discontinued operations:

•                     Item 6—Selected Financial Data,

•                     Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•                     Item 7A—Quantitative and Qualitative Disclosures About Market Risk, and

•                     Item 8—Financial Statements and Supplementary Data

The recast information is filed as Exhibits 99.10, 99.11, 99.12 and 99.13 to this report and incorporated herein by this reference.  Except with respect to the limited matters described above, the recast information included in this report has not been updated to reflect events subsequent to the filing of the 2006 Annual Report.  This report should be read in conjunction with the portions of the 2006 Annual Report that have not been recast herein, as well as in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2007 and  June 30, 2007 and other Current Reports on Form 8-K filed by the Company with the SEC after the 2006 Annual Report.

Statements in this report other than statements of historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are thus prospective.  As further discussed under the caption “Forward Looking Statements” in the 2006 Annual Report, these forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

FORWARD LOOKING STATEMENTS

The statements included or incorporated by reference in this Current Report on Form 8-K include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included or incorporated by reference herein, other than statements of historical fact, are forward-looking statements. In some cases, you can identify the Company’s forward-looking statements by the words “anticipate,” “estimate,” “expect,” “objective,” “projection,” “forecast,” “goal,” and similar expressions. Such forward-looking statements include, without limitation, statements regarding expected production volumes, drilling of wells and related expenditures and other statements herein and therein regarding the timing of future events regarding the operations of the Company and its subsidiaries, and the statements under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s anticipated future financial position, results of operations, and cash requirements. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations (“Cautionary Statements”) are disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Annual Report”) and in other filings by the Company with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of the factors set forth below, the risk factors described under the caption “Risk Factors” and other factors set forth in the Annual Report and in other SEC filings of the Company. These factors include:

•       the cyclical nature of the oil and natural gas industries

•       the Company’s ability to successfully and profitably find, produce and market oil and gas

•       uncertainties associated with the United States and worldwide economies

•       current and potential governmental regulatory actions in countries where the Company operates

•       substantial competition from larger companies

•       the Company’s ability to implement cost reductions

•       the Company’s ability to acquire and integrate oil and gas reserves

•       operating interruptions (including leaks, explosions, fires, mechanical failure, unscheduled downtime, transportation interruptions, and spills and releases and other environmental risks)

•       fluctuations in foreign currency exchange rates in areas of the world where the Company conducts operations

•       covenant restrictions in the Company’s debt agreements

•       strategic transactions, including the sale of part or all of the Company, or changes to the Company’s business plan, that may result from its strategic alternative process

Many of these factors are beyond the Company’s ability to control or predict. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels.

All subsequent written and oral forward-looking statements attributable to the Company and persons acting on the Company’s behalf are qualified in their entirety by the Cautionary Statements contained in the Annual Report and in other SEC filings of the Company.

Item  9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

23.1	Consent of Ryder Scott Company, L.P.

23.2	Consent of Miller and Lents, Ltd.

23.3	Consent of Ryder Scott Company-Canada

23.4	Consent of Ryder Scott, L.P.

23.5	Consent of PricewaterhouseCoopers LLP

* 99.1	Summary Report of Ryder Scott Company, L.P. for the year ended December 31, 2006 (Exhibit 99.1, Annual Report on Form 10-K for the year ended December 31, 2006).

* 99.2	Summary Report of Ryder Scott Company—Canada for the year ended December 31, 2006 (Exhibit 99.2, Annual Report on Form 10-K for the year ended December 31, 2006).

* 99.3	Summary Report of Miller and Lents, Ltd. for the year ended December 31, 2006 (Exhibit 99.3, Annual Report on Form 10-K for the year ended December 31, 2006).

* 99.4	Summary Report of Ryder Scott Company, L.P. for the year ended December 31, 2006 (Exhibit 99.4, Annual Report on Form 10-K for the year ended December 31, 2006).

* 99.5

Summary Report of Ryder Scott Company, L.P. for the year ended December 31, 2005 (Exhibit 99.1, Amendment No. 1 on Form 10-K/A, filed October 27, 2006, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005).

* 99.6

Summary Report of Ryder Scott Company—Canada for the year ended December 31, 2005 (Exhibit 99.2, Amendment No. 1 on Form 10-K/A, filed October 27, 2006, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005).

* 99.7

Summary Report of Miller and Lents, Ltd. for the year ended December 31, 2005 (Exhibit 99.3, Amendment No. 1 on Form 10-K/A, filed October 27, 2006, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005).

* 99.8	Summary Report of Ryder Scott Company, L.P. for the year ended December 31, 2004 (Exhibit 99.1, Annual Report on Form 10-K for the year ended December 31, 2004).

* 99.9	Summary Report of Miller and Lents, Ltd. for the year ended December 31, 2004 (Exhibit 99.2, Annual Report on Form 10-K for the year ended December 31, 2004).

99.10	Selected Financial Data

99.11	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.12	Quantitative and Qualitative Disclosures About Market Risk

99.13	Financial Statements and Supplementary Data

* Asterisk indicates exhibits incorporated by reference as shown.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: August 17, 2007	By:	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and
Chief Financial Officer